SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 25, 2003

GRAPHON CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-21683	13-3899021
(State of incorporation)	(Commission File No.)	IRS Employer
Identification Number)

400 Cochrane Circle, Morgan Hills, California 95037
(Address of principal executive offices)

Registrant's telephone number: (408) 201-7100

Item 5. Other Events

        On March 25, 2003, we announced that we had received a Nasdaq Staff Determination Letter. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

(a)     Financial Statements — None

(b)     Pro Forma Financial Information — None

(c)     Exhibits:

      Exhibit No.                   Description

      99.1                    Press Release dated March 25, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 27, 2003

GRAPHON CORPORATION (Registrant) BY: /S/ William Swain —————————————— William Swain Chief Financial Officer